SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 22, 1998


                   The Franklin Holding Corporation (Delaware)
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-9727                          13-3419202
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                  Identification
incorporation)                                                              No.)





             450 Park Avenue, 10th Floor, New York, NY           10022
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             (Address of Principal Executive Offices)          (Zip Code)



        Registrant's Telephone Number, Including Area Code (212) 486-2323


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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 4.           Changes in Registrant's Certifying Accountants.

                  The Board of Directors of The Franklin Holding Corporation (Delaware) (the "Company") have approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of Arthur Andersen LLP, who were dismissed as auditors of the Company effective May 8, 1998.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   THE FRANKLIN HOLDING CORPORATION (Delaware)
                                  (Registrant)


Date:  May 22, 1998
                                        By: /S/ JOHN GREENBAUM
                                            -----------------------------------
                                            Name:  John Greenbaum
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)


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